UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                February 15, 2005
               Date of Report (Date of earliest event reported):


                                QC HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)


           Kansas                      000-50840                48-1209939
(State or other jurisdiction        (Commission file          (IRS Employer
      of incorporation)                  number)          Identification Number)


                              2812 West 47th Avenue
                            Kansas City, Kansas 66103
               (Address of principal executive offices) (Zip Code)


                                 (913) 439-1100
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02.    Results of Operations and Financial Condition

See attached as Exhibit 99.1 to this Form 8-K a News Release dated February 15, 2005 concerning the QC Holdings, Inc. (the "Company") financial results for the three months and year ended December 31, 2004.

The information in this Item 2.02, and Exhibit 99.1 to this Current Report on Form 8-K, shall not be deemed "filed" for the purposes of or otherwise subject to the liabilities under Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Unless expressly incorporated into a filing of the Company under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act made after the date hereof, the information contained in this
Item 2.02 and Exhibit 99.1 hereto shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.



Item 9.01    Financial Statements and Exhibits

(c)          Exhibits



             99.1 News release issued by QC Holdings, Inc., dated February 15, 2005, titled "QC Holdings, Inc. Reports Record Revenue and Store Growth During Fourth Quarter" that reports the Company's financial results for the three months and year ended December 31, 2004.

                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                QC Holdings, Inc.


Date: February 15, 2005       By:        /s/  Douglas E. Nickerson
                                 -------------------------------------------
                                            Douglas E. Nickerson
                                           Chief Financial Officer
                                 (Principal Financial and Accounting Officer)